SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934 Date of Report (Dated of earliest event reported) February 5, 2004

                          STANDARD CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                     0-25707                91-1949078
(State or other jurisdiction   (Commission  File  No.)       (IRS  Employee
     or incorporation)                                        Identification
                                                                 Number)

        2429 - 128th Street, Surrey, B.C., Canada               V4P  1B7
        (Address of principal executive offices)             (Postal  Code)

                                  604-538-4898
              (Registrant's telephone number, including area code)

Item  4.  Change of Registrant's Certifying Accountants:

     (a) Previous independent accountants

         (i) On February 5, 2004, the Registrant dismissed Sellers & Andersen from its position as the Registrant's independent accountants.

        (ii) Sellers & Andersen, LLC. reports on the Registrant's financial statements as of and for the years ended August 31, 2003, and August 31, 2002, contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern.

       (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

        (iv) During the two fiscal years ended August 31, 2003 and August 31, 2002, and through the subsequent interim period ended February 5, 2004, to the best of the Registrant's knowledge, there have been no disagreements with Sellers & Andersen, LLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Sellers & Andersen, LLC would have caused them to make reference in connection with its report on the financial statements of the Registrant for such years.


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         (v)  During the two fiscal years ended August 31, 2003 and August 31,
              2002, and through subsequent interim period ended February 5, 2004, Sellers & Andersen, LLC did not advise the Registrant on any matter set forth in Item 304 (a) (1) (iv) (B) of Regulation S-B.

        (vi) The Registrant requested that Sellers & Andersen furnish it with a letter addressed to the SEC stating whether or not it
              agrees with the above statements.   A copy of such letter is
              filed as an Exhibit 16.1 to this Form 8-K.

(b)     New Independent Accountants

        On February 5, 2004, the Registrant engaged Madson & Associates, CPA's Inc. to audit its financial statements for the year ended August 31, 2004. During the two most recent fiscal years and through August 31, 2003 and August 31, 2002 and through to February 5, 2004, the Registrant has not consulted with Madson & Associates, CPA's Inc. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or
        (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv)(A) of Regulation S-B or an event, as that term is defined in Item 304 (a) (1) (iv)(B) of Regulation S-B.

Item  7.   Financial Statements and Exhibits

     (c)   Exhibit:

          16.1    Letter from Sellers & Andersen dated February 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Capital Corporation



/s/"E.  Del Thachuk"
---------------------
E. Del Thachuk
Chief Executive Officer, President
and Director

Dated:  February  5  2004


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